                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered into as of April ___, 1996 among Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), ABN-AMRO Bank N.V., San Francisco International Branch as Co-Agent, and Bank of America National Trust and Savings Association, as agent for the Banks.



                                    RECITALS

         A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of December 22, 1995 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

         B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

         C. The Banks are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement.

                  (a) Section 1.01 of the Credit Agreement is amended as follows:

                           (1)  The following definition is added immediately
after the definition of "Acquisition":

                  "Additional Capital" means an amount not less than $50,000,000 raised by the Company after March 29, 1996 through any, or any combination, of the following:

                  (a) Senior Notes or other unsecured debt for borrowed money of the Company (i) with terms and conditions acceptable to Majority Banks and (ii) with a maturity of not less than five years;

                  (b) common stock issued by the Company after March 29, 1996;

                  (c) any other form of equity with terms and conditions acceptable to Majority Banks.

                           (2) The last sentence in the definition of "Funded
Debt" in Section 1.01 of the Credit Agreement is amended in its entirety to provide as follows:

         For purposes of Section 7.15, obligations arising from capital leases shall not be included in Funded Debt until the quarter ending on June 30, 1997. Commencing with such quarter and each quarter thereafter, obligations arising from capital leases shall be included in Funded Debt. For purposes of determining the Applicable Margin and the commitment fee, obligations arising from capital leases shall be included in Funded Debt until the quarter after the Company has raised the Additional Capital.

                  (b) Article VI of the Credit Agreement is amended by deleting
Section 6.13.

                  (c) Article VII of the Credit Agreement is amended as follows:

                           (1) Section 7.05 is amended by amending its
subsection (g) in its entirety to provide as follows:

                  (g) Senior Notes up to an aggregate principal amount of $50,000,000.

                           (2) Effective December 22, 1995, Section 7.14 is
amended by amending its subsection (b) in its entirety to provide as follows:

                  (b) For purposes of this Section, Fixed Charge Coverage Ratio means the ratio of "A" to "B" where:

         "A" means the sum of EBITDA plus current operating lease expenses; and

         "B" means interest expense plus current operating lease expenses;

         in all cases computed on a consolidated basis and measured at the end of the relevant fiscal quarter for the four successive fiscal quarters ending on the last day of such fiscal quarter.

                  (d) Section 8.01(c) is amended by deleting "6.13" from the sections enumerated therein.

                  (e) The portions of Schedule 2 of the Compliance Certificate relating to Sections 7.14 and 7.15 are amended in their entirety to provide as follows:

         7.14 Minimum Fixed Charge Coverage Ratio. (a) The Company shall not permit its Fixed Charge Coverage Ratio:

================================================================================
                                       For the period consisting of the four
                                       consecutive fiscal quarters ending on the
To be less than:                       last day of its:
- --------------------------------------------------------------------------------
                1.55                   fourth fiscal quarter of 1995
- --------------------------------------------------------------------------------

                1.65                   first and second fiscal quarters of 1996
- --------------------------------------------------------------------------------

                1.75                   third fiscal quarter of 1996
- --------------------------------------------------------------------------------

                2.00                   fourth fiscal quarter of 1996 and each of
                                       the first three fiscal quarters of 1997
- --------------------------------------------------------------------------------
                                       fourth fiscal quarter of 1997 and each
                2.50                   fiscal quarter thereafter
================================================================================

                  (b) For purposes of this Section, Fixed Charge Coverage Ratio means the ratio of "A" to "B" where:

         "A" means the sum of EBITDA plus current operating lease expenses; and

         "B" means interest expense plus current operating lease expenses;

         in all cases computed on a consolidated basis and measured at the end of the relevant fiscal quarter for the four successive fiscal quarters ending on the last day of such fiscal quarter.

================================================================================
                                       A =
- --------------------------------------------------------------------------------
           1.  EBITDA                                  $
                                                        -------
- --------------------------------------------------------------------------------
           2.  Current operating lease expenses        $
                                                        -------
- --------------------------------------------------------------------------------
           A = 1 + 2                                   $
                                                        -------
================================================================================

================================================================================
                                       B =
- --------------------------------------------------------------------------------
           1.  Interest expense                        $
                                                        -------
- --------------------------------------------------------------------------------
           2.  Current operating lease expenses        $
                                                        -------
- --------------------------------------------------------------------------------
           B = 1 + 2                                   $
                                                        -------
================================================================================


                  Ratio of A to B =
                                    ------------

                  Required Ratio as set forth in Section 7.14(a): not less
than
     ------------


         7.15 Funded Debt/EBITDA Ratio. (a) The Company shall not permit its Funded Debt/EBITDA Ratio to be greater than:

                  (1) 5.25 for the period from the Closing Date through its fourth fiscal quarter in 1995;

                  (2) 4.75 for its first fiscal quarter in 1996;

                  (3) 4.50 for its second fiscal quarter in 1996;

                  (4) 4.00 for its third fiscal quarter in 1996;

                  (5) 3.50 for its fourth fiscal quarter in 1996; and

                  (6) 3.00 for each of its fiscal quarters thereafter.

                  (b) In determining compliance with this Section, the Company's Funded Debt at each quarterly measurement period shall be reduced by the amounts shown in the following table to accommodate increases in the Company's seasonal debt:

================================================================================
Fiscal quarter                                                   each year after
ending in:                            1996                       1996
- --------------------------------------------------------------------------------
March                          $10,000,000                       $10,000,000
- --------------------------------------------------------------------------------
June                           $45,000,000                       $50,000,000
- --------------------------------------------------------------------------------
September                      $35,000,000                       $40,000,000
- --------------------------------------------------------------------------------
December                       $         0                       $         0
================================================================================

1.  Capitalized lease obligations (for each quarter
         commencing after March 31, 1997)                    $
                                                              ----------

2.  Other Funded Debt
                                                              ----------

3.  Total Funded Debt (1 + 2)
                                                              ----------

4.  Minus amount as determined according to the
    table in Section 7.15(b):
                                                              ==========

5.  Funded Debt for purposes of Section 7.15
         (3 minus 4)
                                                              ----------



6.  EBITDA  =
              ----------


7.  Ratio of Funded Debt to EBITDA =
                                     ----------

8.  Required ratio as set forth in Section 7.15(a): not greater than
                                                                     ----------


FOR PURPOSES OF DETERMINING THE APPLICABLE MARGIN AND THE COMMITMENT FEE:

1.  Capitalized lease obligations (not applicable if
         Additional Capital has been raised)                 $
                                                              ----------

2.  Other Funded Debt
                                                              ----------

3.  Total Funded Debt (1 + 2)
                                                              ----------

4.  Minus amount as determined according to the
    table in Section 7.15(b):
                                                              ==========

5.  Funded Debt for purposes of determining the
         Applicable Margin and the commitment fee
         (3 minus 4)                                         $
                                                              ----------



6.  EBITDA  =


7.  Ratio of Funded Debt to EBITDA to be used in
         determining the Applicable Margin and the commitment fee:
                                                                   ----------

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                  (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.

                  (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment will become effective as of March 29, 1996 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                  (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

                  (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

                  (c) All representations and warranties contained herein are true and correct as of the Effective Date.

         5.  Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                             DREYER'S GRAND ICE CREAM, INC.

                                             By:
                                                -----------------------
                                             Name:
                                                  ---------------------
                                             Title:
                                                   --------------------

                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION,
                                             as Agent


                                             By:
                                                --------------------
                                             Name:
                                             Title: Vice President



                                             ABN AMRO BANK N.V., as Co-Agent


                                             By:
                                                --------------------
                                             Name:
                                                  ------------------
                                             Title:
                                                   -----------------


                                             By:
                                                --------------------
                                             Name:
                                                  ------------------
                                             Title:
                                                   -----------------



                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as a
                                             Bank


                                             By:
                                                --------------------
                                             Name: Michael J. Dasher
                                             Title: Vice President



                                             ABN AMRO BANK N.V., as a Bank


                                             By:
                                                --------------------
                                             Name:
                                             Title:


                                             By:
                                                --------------------
                                             Name:
                                             Title:

                                             CREDIT SUISSE


                                             By:
                                                --------------------
                                             Name:
                                             Title:


                                             By:
                                                --------------------
                                             Name:
                                             Title:




                                             UNION BANK OF CALIFORNIA, N.A.


                                             By:
                                                --------------------
                                             Name:
                                             Title:


                                             By:
                                                --------------------
                                             Name:
                                             Title: